UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

September 10, 2021 (September 8, 2021)

Date of Report (Date of earliest event reported):

GREENROSE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39217	84-2845696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Broadway Amityville, NY 11701	11701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 346-6270

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered
Units, each consisting of one share of common stock and one redeemable warrant	OTC Pink
Common stock, par value $0.0001 per share	OTCQX
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OTCQB

Item 1.01 Entry into a Material Definitive Agreement

On September 9, 2021, Greenrose Acquisition Corp. (“Greenrose” or the “Company”) issued an unsecured promissory note (the “Note”), dated as of September 9, 2021, in the principal amount of $180,000 to Greenrose Associates LLC (the “Sponsor”), the Company’s sponsor and owner of more than 10% of the Company’s issued and outstanding Common Stock, evidencing a loan in the amount of $180,000. The Note is non-interest bearing and payable upon the consummation of a business combination.

The Note was issued in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Note has not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration under or an applicable exemption from such registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to purchase, the Note in any jurisdiction in which such offer or solicitation would be unlawful.

The disclosure set forth in this Section 1.01 is intended to be a summary only and is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 8.01. Other Events

Business Combination Extension

On September 8, 2021, Greenrose notified Continental Stock Transfer & Trust Company that it was exercising its option to extend the time available to consummate a Business Combination with the target businesses by an additional month, thereby extending the de-SPAC deadline from September 13, 2021 to October 13, 2021. Furthermore, in accordance with Investment Management Trust Agreement between Greenrose and Continental Stock Transfer & Trust Company, dated to February 11, 2020, Greenrose authorized the trustees to deposit $569,250 into the trust account.

Investor Conference Transcript

On September 9, 2021, the Company held a video conference call at the KCSA Cannabis Virtual Investor Conference to discuss the Company’s previously announced anticipated business combinations. With this Current Report on Form 8-K, the Company is furnishing a transcript of the conference call. The information contained on this website is not included as a part of, or incorporated by reference into, this Current Report.

The conference call transcript and the information in Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

10.1	Promissory Note in the principal amount of $180,000 dated September 9, 2021
99.1	Transcript of September 9, 2021 virtual investor conference call
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, Greenrose’s ability to enter into definitive agreements or consummate a transaction with any of Shango Holdings Inc., or Shango, Futureworks LLC (d/b/a The Health Center), or Futureworks, Theraplant, LLC, or Theraplant, or True Harvest, LLC, or True Harvest to obtain the financing necessary consummate its previously announced proposed transactions; and the expected timing of completion of the Proposed Transactions. These statements are based on various assumptions and on the current expectations of Greenrose’s and any of Shango, Theraplant, True Harvest, or Futureworks’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to enter into definitive agreements or successfully or timely consummate the Proposed Transactions or to satisfy the other conditions to the closing of the Proposed Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the Greenrose Stockholders for the Proposed Transactions is not obtained; failure to realize the anticipated benefits of the Proposed Transactions, including as a result of a delay in consummating any of the Proposed Transactions or difficulty in, or costs associated with, integrating the businesses of Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks; the amount of redemption requests made by the Greenrose Stockholders; the occurrence of events that may give rise to a right of Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks to terminate the respective Merger Agreements or Asset Purchase Agreements, as applicable; risks related to the rollout of Greenrose’ business and the timing of expected business milestones; the effects of competition on Greenrose’s business; and those factors discussed in Greenrose’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 under the heading “Risk Factors,” and other documents of Greenrose filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Greenrose nor any of Shango, Theraplant, True Harvest, or Futureworks presently know or that Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Greenrose’s and each of Shango, Theraplant, True Harvest, or Futureworks’ expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Greenrose and each of Shango, Theraplant, True Harvest, and Futureworks anticipate that subsequent events and developments will cause their assessments to change. However, while Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks may elect to update these forward-looking statements at some point in the future, Greenrose and each of Shango, Theraplant, True Harvest, and Futureworks specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Greenrose’s or any of any of Shango, Theraplant, True Harvest, or Futureworks’ assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENROSE ACQUISITION CORP.

Date: September 10, 2021	By:	/s/ William F. Harley III
	Name:	William F. Harley III
	Title:	Chief Executive Officer

3